UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)    June 24, 2009

Winnebago Industries, Inc.

(Exact Name of Registrant as Specified in its Charter)

Iowa	001-06403	42-0802678
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

P.O. Box 152, Forest City, Iowa		50436
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code    641-585-3535

___________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On June 24, 2009, the Board of Directors of Winnebago Industries, Inc. (the “Company”), upon the recommendation of the Human Resources Committee (the “Committee”), approved effective August 30, 2009, the beginning of the Company’s 2010 fiscal year, (i) the Officers Incentive Compensation Plan—Fiscal Period 2010 (the “2010 Incentive Compensation Plan”) and (ii) the Officers Long-Term Incentive Plan—Fiscal Three-Year Period 2010, 2011 and 2012 (the “LTIP 2010-2012”). Robert J. Olson (Chairman, Chief Executive Officer and President), Raymond M. Beebe (Vice President, General Counsel and Secretary), Sarah N. Nielsen (Vice President, Chief Financial Officer), William J. O’Leary (Vice President, Product Development) and Roger W. Martin (Vice President, Sales and Marketing) (collectively, the “Named Executive Officers”) will participate in both the 2010 Incentive Compensation Plan and the LTIP 2010-2012.

The 2010 Incentive Compensation Plan provides for an annual incentive award based upon financial performance of the Company. The purpose of the 2010 Incentive Compensation Plan is to promote the growth and profitability of the Company by providing its officers with an incentive to achieve corporate profit objectives and to attract and retain officers who will contribute to the achievement of growth and profitability of the Company. The 2010 Incentive Compensation Plan is an annual program that provides for annual measurements of financial performance and an opportunity for an annual incentive payment based on financial results measured against predetermined financial performance targets established by the Board of Directors (such as earnings, return on equity, return on invested capital or other applicable measures). Under the 2010 Incentive Compensation Plan, the amount of the Named Executive Officers’ incentive compensation for the fiscal year shall be in direct proportion to the Company’s financial performance expressed as a percentage (Financial Factor) against the base salary bonus (Target) for each participant. The Named Executive Officers must be employed by the Company at the end of the fiscal year to be eligible for any incentive payment, except as may be waived by the Committee for retirement, disability and death.

The 2010 Incentive Compensation Plan provides for a bonus (Target) of 90% (for the Chief Executive Officer and President) and 60% (in the case of the other Named Executive Officers) of base salary, respectively, comprised of 2/3 cash and 1/3 restricted stock, at 100% achievement of the financial objectives. The price of the restricted stock will be the closing market price of the Company’s common stock on the date the grant is approved by the Committee in October following fiscal year end. The stock award restriction will be removed one year after the grant date.

Pursuant to the 2010 Incentive Compensation Plan, the Committee reserves the right to modify the Financial Factor used in determining the incentive compensation by plus or minus 20% based upon strategic organizational goals and priorities established by the Board of Directors. Strategic performance is evaluated annually by the Board of Directors. Strategic measurements may focus on one or more of the following strategic factors, but are not limited to those stated: revenue growth; market share; product quality; product introductions; planning; customer satisfaction; inventory management; technical innovation; ethical business practices; and business diversity initiatives.

The threshold, target and maximum performance levels for which bonuses will be paid pursuant to the 2010 Incentive Compensation Plan and the strategic factors used in determining incentive awards thereunder have not yet been established by the Committee or the Board.

In the event of a “Change in Control” (as defined in the 2010 Incentive Compensation Plan) participants are entitled to receive full annual awards within 15 days of the effective date of the Change of Control based on the Committee’s estimate of the Company’s financial performance through the end of the year in which such Change in Control occurs.

The Named Executive Officers are also eligible for incentive awards under the LTIP 2010-2012. The purpose of the LTIP 2010-2012 is to promote the long-term growth and profitability of the Company by providing the officers of the Company with an incentive to achieve long-term corporate profit objectives and to attract and retain officers who will contribute to the achievement of growth and profitability of the Company. The LTIP 2010-2012 provides for incentive awards consisting of performance stock grants made in restricted shares of the Company’s Common Stock. The awards under the LTIP 2010-2012 are based upon the Company’s financial performance as measured against the Company’s financial results at the end of the three year fiscal period. The Named Executive Officers must be employed by the Company at the end of fiscal 2012 to be eligible for an incentive award under the LTIP 2010-2012, except upon a Change in Control, as described below, or as waived by the Committee for retirement and disability.

Under the LTIP 2010-2012, the amount of the participants’ long-term incentive award for the three-year fiscal period is in direct proportion to the Company’s financial performance expressed as a percentage (Financial Factor) against award targets for each participant predetermined by the Board of Directors (such as earnings, return on equity, return on invested capital or other applicable measures). The Company’s financial results for the three-year fiscal period are used in determining the Financial Factor to be used for that plan period when calculating the participants’ long-term incentive awards. Restricted stock earned under the LTIP 2010-2012 and approved by the Committee will be awarded as soon as practical after the Company’s year-end accounting following the 2012 fiscal year end. The price of any restricted stock award will be the closing market price of the Company’s Common Stock on the date in which the grant is approved by the Committee. The stock award restriction will be removed one year after the grant date.

The long-term incentive for the Named Executive Officers provides for an opportunity of 25% of the annualized base salary (Target) to be awarded in restricted stock at 100% achievement of the financial long-term objectives. The annualized base salary figure used is the salary in place for each participant as of January 2010. The resultant incentive award (at 100% of the three-year fiscal management plan) will be adjusted up or down as determined by actual financial performance expressed as a percentage (Financial Factor) at the end of the three-year fiscal period.

The financial performance measurement or measurements and the threshold, target and maximum performance levels for which incentive awards will be paid pursuant to the LTIP 2010-2012 have not yet been established by the Committee or the Board.

In the event of a “Change in Control” (as defined in the LTIP 2010-2012) participants are entitled to receive a full three-year plan award within 15 days of the effective date based on the Committee’s estimate of the Company’s financial performance through the end of the LTIP 2010-2012 three-year fiscal period.

Reference is made to each of the 2010 Incentive Compensation Plan and the LTIP 2010-2012 filed as Exhibits 99.1 and 99.2, respectively, to this Report and are incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description

99.1	Officers Incentive Compensation Plan—Fiscal Period 2010

99.2	Officers Long-Term Incentive Plan—Fiscal Three-Year Period 2010, 2011 and 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2009	WINNEBAGO INDUSTRIES, INC.

	By:	/s/ Robert J. Olson
	Name:	Robert J. Olson
	Title:	Chairman of the Board, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Officers Incentive Compensation Plan—Fiscal Period 2010

99.2	Officers Long-Term Incentive Plan—Fiscal Three-Year Period 2010, 2011 and 2012